Transamerica Life Insurance Company Administrative Office: 6400 C Street SW Cedar Rapids, Iowa 52499

July 29, 2022

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:         Merrill Lynch Life Variable Annuity Separate Account D

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended May 31, 2022, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

BlackRock Large Cap Focus Growth Fund, Inc. - SEC File No.: 811-09637

BlackRock Large Advantage Large Cap Value Fund - SEC File No.: 811-09637

Columbia Select Small Cap Value Fund - SEC File No.: 811-21852

Semi-Annual Report Mailings:

AB Discovery Value Fund, Inc. - SEC File No.: 811-10221

AB Value Fund, Inc. - SEC File No.: 811-10221

AB International Value Fund, SEC File No.: 811-10221

Federated Hermes Equity Income Fund, Inc.: - SEC File No: 811-4743

Fidelity Advisor Equity Growth Fund - SEC File No.: 811-03785

Fidelity Stock Selector Mid Cap Fund - SEC File No.: 811-03785

MFS Growth Fund - SEC File No.: 811-04775

Pioneer Emerging Markets Fund - SEC File No.: 811-08448

Pioneer Select Mid Cap Growth Fund - SEC File No.: 811-21460

Some of the Funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720)488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary

Member of the Group